CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

DERIVED INFORMATION   1/15/04

$332,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$800,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 2/01/04 cutoff date.  Approximately 4.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,191
Total Outstanding Loan Balance	$777,272,227	*	Min	Max
Average Loan Current Balance	$149,735		$8,878	$898,408
Weighted Average Original LTV	80.5%	**
Weighted Average Coupon	7.41%		4.49%	15.75%
Arm Weighted Average Coupon	7.36%
Fixed Weighted Average Coupon	7.60%
Weighted Average Margin	6.35%		1.79%	11.60%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	98.7%
% Second Liens	1.3%
% Arms	80.2%
% Fixed	19.8%	***
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be $800,000,050

**

Note, for second liens, CLTV is employed in this calculation.

***

Fixed rate loans will represent approximately 20.0% of the total collateral balance

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
0.01 - 25,000.00	47	0.1	983,368	10.97	317	639	97.7	26.2	100.0	95.6	14.2
25,000.01 - 50,000.00	368	1.8	14,339,048	9.21	347	614	81.5	59.2	79.4	23.9	40.4
50,000.01 - 75,000.00	684	5.5	43,134,197	8.29	350	615	81.0	66.3	83.1	6.5	50.1
75,000.01 - 400,000.00	3,951	83.7	650,728,791	7.36	355	631	80.5	53.7	93.5	0.4	47.0
400,000.01 - 500,000.00	105	6.1	47,426,174	6.94	356	644	80.1	48.6	96.1	0.0	54.2
500,000.01 - 600,000.00	28	2.0	15,208,970	6.76	357	646	79.8	64.7	100.0	0.0	68.3
600,000.01 - 700,000.00	7	0.6	4,553,272	6.76	357	640	80.5	28.6	86.5	0.0	71.4
800,000.01 >=	1	0.1	898,408	6.63	358	728	69.2	100.0	100.0	0.0	0.0
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 0	11	0.1	1,052,453	8.58	356	0	79.7	76.7	100.0	0.0	63.1
476 - 500	14	0.4	2,861,121	8.38	357	498	72.1	85.5	92.8	0.0	74.6
501 - 525	228	4.3	33,251,834	8.34	355	515	74.9	78.9	99.2	0.0	77.9
526 - 550	414	6.9	53,983,957	8.23	356	538	76.5	76.7	98.6	0.0	73.9
551 - 575	557	9.4	72,783,841	7.94	355	563	80.4	72.6	96.9	0.1	61.8
576 - 600	644	11.9	92,678,543	7.69	353	589	82.1	65.0	96.3	0.6	61.8
601 >=	3,323	67.0	520,660,478	7.13	354	667	81.0	45.7	90.7	1.8	38.8
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 80.00	3,293	64.9	504,324,396	7.30	354	637	76.0	46.3	93.1	0.0	42.4
80.01 - 85.00	744	14.4	111,916,824	7.57	355	608	84.5	62.5	89.9	0.0	66.1
85.01 - 90.00	691	14.1	109,552,987	7.47	355	623	89.6	74.1	92.6	0.1	61.1
90.01 - 95.00	231	4.7	36,400,381	7.35	356	638	94.7	86.5	97.2	2.5	45.1
95.01 - 100.00	232	1.9	15,077,640	9.81	350	650	100.0	39.8	100.0	59.0	8.9
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Primary	4,705	92.9	722,008,699	7.41	355	629	80.6	54.3	100.0	1.4	48.2
Second Home	13	0.2	1,755,379	7.26	356	692	83.4	39.8	0.0	0.0	11.3
Investment	473	6.9	53,508,150	7.47	352	667	78.4	54.2	0.0	0.1	45.7
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Documenta- tion Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Full	2,969	54.3	422,012,047	7.35	354	615	81.5	100.0	93.0	0.4	55.1
Reduced	1,073	21.4	166,678,444	7.50	357	661	80.8	0.0	91.6	2.8	13.1
No Income/ No Asset	35	0.7	5,426,081	7.04	353	655	77.5	0.0	83.0	2.0	57.3
Stated Income/ Stated Assets	1,114	23.6	183,155,656	7.47	353	644	78.0	0.0	94.2	1.9	62.7
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 10.00000	4,913	98.0	761,536,900	7.34	355	632	80.3	54.6	92.9	0.4	48.3
10.00001 - 10.50000	102	0.9	6,733,924	10.34	350	602	85.4	51.1	85.8	29.4	33.4
10.50001 - 11.00000	78	0.6	4,666,534	10.88	346	614	87.1	30.0	98.4	47.4	37.8
11.00001 - 11.50000	39	0.3	1,997,172	11.36	356	605	88.0	46.7	89.8	53.7	25.4
11.50001 - 12.00000	25	0.1	1,142,979	11.78	334	596	91.9	25.4	96.8	72.1	11.4
12.00001 - 12.50000	20	0.1	809,229	12.32	290	601	94.8	24.7	100.0	82.5	18.5
12.50001 - 13.00000	12	0.0	351,058	12.92	232	615	98.6	19.5	92.2	100.0	34.8
13.50001 - 14.00000	1	0.0	12,860	13.99	236	662	95.0	0.0	100.0	100.0	0.0
15.50001 - 16.00000	1	0.0	21,573	15.75	351	634	100.0	0.0	100.0	100.0	0.0
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Purchase	2,349	44.0	341,615,141	7.42	357	657	82.2	43.5	92.0	2.7	0.0
Refinance - Rate Term	423	8.1	63,042,269	7.4	353	617	80.5	64.7	94.7	0.4	0.0
Refinance - Cashout	2,419	47.9	372,614,818	7.4	353	611	79.0	62.5	93.4	0.2	100.0
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 40.00	2,195	37.3	289,573,197	7.43	353	630	79.7	56.4	91.2	0.9	54.4
40.01 - 45.00	1,393	29.3	227,827,796	7.39	355	647	80.5	38.4	93.7	1.2	39.6
45.01 - 50.00	1,304	27.5	213,441,296	7.41	355	622	81.9	61.7	94.1	2.1	46.3
50.01 - 55.00	291	5.8	45,301,025	7.38	355	610	79.2	86.2	94.7	0.5	55.7
55.01 - 60.00	3	0.1	615,715	7.29	357	591	77.3	27.7	100.0	0.0	72.3
60.01 >=	5	0.1	513,198	7.38	298	646	69.9	24.3	12.5	0.0	87.5
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9

Original Penalty Period	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
0	803	12.5	97,182,862	7.85	353	621	80.9	56.3	91.3	3.1	51.8
6	11	0.4	3,133,901	6.89	357	669	80.0	63.2	100.0	1.8	49.6
12	185	5.0	38,579,926	7.35	353	642	79.5	51.5	89.8	0.7	61.6
21	142	4.4	34,429,668	6.56	358	666	82.4	71.3	96.8	0.0	20.1
24	1,657	31.5	244,517,555	7.51	357	622	81.6	53.6	93.5	2.2	39.5
30	3	0.1	599,524	8.10	355	595	84.5	64.2	100.0	0.0	0.0
33	51	1.6	12,247,945	6.53	357	672	82.9	66.6	98.2	0.0	18.3
36	2,171	41.6	323,284,149	7.34	353	634	79.6	53.0	92.6	0.4	54.8
48	3	0.1	555,892	7.13	356	518	71.8	100.0	100.0	0.0	47.7
60	165	2.9	22,740,806	7.38	340	646	77.4	41.6	92.3	0.0	59.7
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Seller	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Accredited Home Lenders Inc.	752	17.3	134,290,874	7.50	353	637	79.1	33.8	95.3	0.0	44.4
Meritage Mortgage Corporation	811	15.2	117,798,876	7.39	357	656	81.5	70.2	96.0	0.0	22.9
Decision One Mortgage	795	14.2	110,752,243	7.36	357	617	81.0	55.9	92.8	0.0	68.8
Aames Capital Corporations	654	13.6	105,630,270	7.43	349	613	78.3	65.2	94.7	0.0	58.5
Peoples Choice Home Loan, Inc.	605	11.1	86,534,715	7.79	357	626	82.8	44.7	91.3	10.0	42.6
Other	1,574	28.6	222,265,248	7.23	354	633	80.7	56.0	89.6	0.6	50.1
Total:	5,191	100.0	777,272,227	7.41	354	632	80.5	54.3	92.9	1.3	47.9